UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2009

General Electric Capital Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-14804	06-1109503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On March 12, 2009, General Electric Company (“GE”), our parent, issued a press release responding to the single-notch downgrade by Standard & Poor’s of GE’s and General Electric Capital Corporation’s long-term ratings from AAA to AA+, with a “stable” outlook. A copy of GE’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being filed as part of this report:

Exhibit Description

99 Press release, dated: March 12, 2009, issued by General Electric Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Services, Inc.
(Registrant)

Date: March 12, 2009	/s/ Jamie S. Miller
Jamie S. Miller
Senior Vice President and Controller

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